Summary Prospectus Supplement

March 1, 2019

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated March 1, 2019 to the Morgan Stanley Variable Insurance Fund, Inc. Summary Prospectus dated April 30, 2018

Global Strategist Portfolio (Class II) (the "Fund")

Effective March 1, 2019, Morgan Stanley Investment Management Inc. entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited with respect to the Fund. Accordingly, effective March 1, 2019, the Summary Prospectus is hereby amended as follows:

The following is hereby added as the second paragraph of the section of the Summary Prospectus entitled "Fund Management":

Sub-Adviser. Morgan Stanley Investment Management Limited.

Please retain this supplement for future reference.